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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):      May 24, 1995


                              CROWELL & CO., INC.
             (Exact name of registrant as specified in its charter)


            GEORGIA                      0-7765                58-1021933
 (State or other jurisdiction          (Commission            (IRS Employer
       of incorporation)               File Number)         Identification No.)


         432 SOUTH BELAIR ROAD
            AUGUSTA, GEORGIA                                         30907
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code:    706-855-1099
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                              CROWELL & CO., INC.

                                     INDEX



ITEM 5    -  Other Events...................................................3
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ITEM 5.      OTHER EVENTS.

             On May 24, 1995 Crowell & Co., Inc., ("Crowell"), sold it's residential real estate brokerage division ("Division") to Meybohm Realty, Inc., ("Meybohm"), another real estate brokerage firm located in the Augusta area, with an effective closing date of June 1, 1995. Under the terms of the agreement Crowell will receive $100,000 in cash, a percentage of the continuing business of the Division for one year, and all monies to be paid from pending closings as of May 31, 1995.




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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CROWELL & CO., INC.


Date         May 25, 1995         By:  Mark L. Gilliam
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                                       Mark L. Gilliam
                                       as Vice President on Behalf of the
                                       registrant and as Chief Financial Officer